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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 2, 2006

KELLY SERVICES, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	0-1088	38-1510762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

999 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084

(Address of principal executive offices)

(Zip Code)

(248) 362-4444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01 Changes in Control of Registrant.

On March 2, 2006, Kelly Services, Inc. issued a press release announcing that the Probate Court of Oakland County, Michigan has determined that Verne G. Istock, non-executive chairman, Carl T. Camden, president and chief executive officer, and B. Joseph White, a member of the Board of Directors, in their capacity as Individual Trustees have sole voting power of the 1,970,751 Class B voting shares held in trust for Terence E. Adderley, former chairman and chief executive officer. Bank One Trust Company N.A., a subsidiary of JP Morgan Chase, as trustee of the William R. Kelly Marital Trust has sole voting power of 1,171,189 Class B shares. The Class B shares in the two trusts aggregate 91 percent of the outstanding voting shares.

A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1 Press Release dated March 2, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.

Date: March 2, 2006

/s/ William K. Gerber William K. Gerber Executive Vice President and Chief Financial Officer (Principal Financial Officer)

Date: March 2, 2006

/s/ Michael E. Debs Michael E. Debs Senior Vice President and Corporate Controller (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated March 2, 2006